Exhibit 10.2

ASSIGNMENT OF BID AND ASSUMPTION

Nantucket, Massachusetts

December 15, 2014

For value received, and for Ten and 00/100 Dollars ($10.00) paid, and for other good and valuable consideration, Cornerstone Operating Partnership, L.P., ("Assignor") hereby assigns Assignor's bid and all of Assignor's right, title and interest, as Buyer, in and to that Memorandum of Sale dated October 6, 2014 ("Memorandum of Sale") executed in connection with the public auction foreclosure of the premises known as 21 South Shore Road, Nantucket, Massachusetts, pursuant to the foreclosure of a mortgage given to Cornerstone Operating Partnership, L.P., by Nantucket Acquisition, LLC, ("Mortgagor") dated as of December 14, 2009, recorded with Nantucket County Registry of Deeds in Book 1213, Page 232, to The Residences at Sherburne Commons, Inc., a Massachusetts c. 180 non-profit corporation ("Assignee").

This Assignment is made without recourse and subject to all the terms and conditions of said Memorandum of Sale and the Notice of Mortgagee's Sale of Real Estate, and Assignee assumes all of the obligations of Assignor

Assignor:

CORNERSTONE OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
By:	Summit Healthcare REIT, Inc.,
a Maryland corporation, its sole
general partner

By:	/S/ Kent Eikanas
Kent Eikanas, President

By:	/s/ Elizabeth Pagliarini
Elizabeth Pagliarini, Treasurer

Assignee:

THE RESIDENCES AT SHERBURNE COMMONS, INC.

By:	/s/ David D. Worth
David D. Worth, President

STATE OF CALIFORNIA

__________, ss.

On this _____ day of December, 2014, before me, the undersigned notary public/justice of the peace, personally appeared Kent Eikanas, being President of Summit Healthcare REIT, Inc., proved to me through satisfactory evidence of identification, which was California drivers license, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily on behalf of Summit Healthcare REIT, Inc., as it is General Partner of Cornerstone Operating Partnership, L.P., for its stated purpose.

Notary Public/Justice of the Peace
My commission expires:

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